                       [REPRESENTATION OF GRAPHIC IMAGE]

                                   NAVELLIER
                               PERFORMANCE FUNDS

                     AGGRESSIVE SMALL CAP EQUITY PORTFOLIO

                                 ANNUAL REPORT
                               DECEMBER 31, 2000

                                                ANNUAL REPORT, December 31, 2000
                                                     NAVELLIER PERFORMANCE FUNDS
                                                     1 East Liberty, Third Floor
                                                                  Reno, NV 89501
                                                                  (800) 887-8671

--------------------------------------------------------------------------------

Dear Shareholder:

    The year 2000 was one of the most volatile and ultimately one of the most painful years in the history of the U.S. stock markets. The year started out with a bang. In the first three months of 2000, we saw the NASDAQ Composite** add over 12% to its 1999 return of over 85%. The U.S. economy was firing on all cylinders and it appeared that tech stocks and the entire market were going to repeat their tremendous performance of 1999. Unfortunately, the euphoria soon ended and investors could not sell fast enough. Historically high interest rates, rapid deceleration in corporate earnings and the collapse of the "Dot Com" world, all helped to bring investors back to reality. As a result of this awakening, the

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AGGRESSIVE SMALL CAP EQUITY PORTFOLIO

          AGGRESSIVE SMALL CAP EQUITY  RUSSELL 2000  RUSSELL 2000 GROWTH
4/1/94                         10,000        10,000               10,000
4/28/94                        10,229        10,059               10,015
5/31/94                         9,750         9,946                9,792
6/30/94                         9,521         9,608                9,370
7/31/94                         9,719         9,766                9,504
8/31/94                         9,906        10,310               10,202
9/30/94                        10,427        10,276               10,246
10/31/94                       10,770        10,236               10,357
11/30/94                       10,957         9,822                9,937
12/31/94                       11,426        10,086               10,173
1/31/95                        10,614         9,959                9,966
2/28/95                        11,124        10,374               10,426
3/31/95                        11,655        10,552               10,731
4/30/95                        12,258        10,786               10,893
5/31/95                        12,341        10,972               11,036
6/30/95                        14,048        11,541               11,796
7/31/95                        16,306        12,206               12,715
8/31/95                        15,682        12,459               12,872
9/30/95                        16,514        12,682               13,137
10/30/95                       15,619        12,115               12,490
11/30/95                       16,348        12,624               13,041
12/31/95                       16,429        12,957               13,331
1/31/96                        15,481        12,943               13,220
2/29/96                        16,760        13,346               13,823
3/31/96                        18,007        13,619               14,097
4/30/96                        20,939        14,347               15,179
5/31/96                        22,816        14,912               15,958
6/30/96                        20,971        14,300               14,921
7/31/96                        17,656        13,051               13,099
8/31/96                        18,839        13,810               14,068
9/30/96                        20,321        14,349               14,793
10/30/96                       19,308        14,128               14,155
11/30/96                       19,287        14,711               14,549
12/31/96                       18,967        15,096               14,832
1/31/97                        18,935        15,398               15,203
2/28/97                        17,165        15,025               14,285
3/31/97                        16,014        14,316               13,276
4/30/97                        16,024        14,356               13,122
5/31/97                        18,114        15,953               15,095
6/30/97                        19,255        16,637               15,606
7/31/97                        20,428        17,411               16,405
8/31/97                        20,726        17,809               16,898
9/30/97                        22,027        19,113               18,246
10/31/97                       21,536        18,274               17,149
11/30/97                       21,579        18,155               16,741
12/31/97                       21,099        18,473               16,751
1/31/98                        20,097        18,181               16,529
2/28/98                        21,231        19,524               17,988
3/31/98                        21,798        20,329               18,743
4/30/98                        22,035        20,441               18,858
5/31/98                        21,389        19,339               17,487
6/30/98                        21,890        19,380               17,665
7/31/98                        20,822        17,810               16,190
8/31/98                        16,312        14,351               12,453
9/30/98                        17,222        15,475               13,716
10/31/98                       17,394        16,106               14,432
11/30/98                       18,673        16,950               15,552
12/31/98                       21,086        17,999               16,960
1/31/99                        20,980        18,239               17,723
2/28/99                        18,646        16,761               16,101
3/31/99                        19,345        17,023               16,675
4/30/99                        20,730        18,548               18,147
5/31/99                        21,705        18,819               18,176
6/30/99                        23,682        19,670               19,134
7/31/99                        22,867        19,131               18,543
8/31/99                        22,400        18,423               17,849
9/30/99                        20,450        18,427               18,194
10/31/99                       21,572        18,501               18,660
11/30/99                       23,228        19,606               20,633
12/31/99                       27,062        21,825               24,270
1/31/00                        26,407        21,475               24,044
2/29/00                        31,523        25,021               29,638
3/31/00                        29,479        23,371               26,522
4/30/00                        27,930        21,965               23,844
5/31/00                        22,988        20,685               21,757
6/30/00                        27,529        22,488               24,567
7/31/00                        23,749        21,764               22,462
8/31/00                        28,985        23,425               24,825
9/30/00                        27,582        22,736               23,591
10/31/00                       24,884        21,722               21,675
11/30/00                       18,045        19,491               17,739
12/31/00                       19,085        21,165               18,825

                                AGGRESSIVE SMALL CAP EQUITY PORTFOLIO
                                                                                         RUSSELL 2000
    TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2000      PORTFOLIO   RUSSELL 2000      GROWTH
------------------------------------------------------------  ---------   ------------   ------------
One Year                                                       (29.47)%      (3.02)%       (22.43)%
Annualized Five Year                                              3.04%       10.31%          7.15%
Annualized Since Inception*                                      10.04%       11.74%          9.82%
Value of a $10,000 investment over Life of Portfolio*          $19,085      $21,165        $18,825
*Inception April 1, 1994

NASDAQ Composite** suffered three down quarters and ended the year with the worst loss in its history, down 38.83%. Additionally, the Russell 3000 Growth** was down 22.42%, while the Russell 3000 Value** actually posted a positive return of 8.04%, indicative of nervous investors seeking safety in value issues. As the year ended, many stocks continued to be dragged down as a significant number of the flagship tech stocks reported disappointing earnings, inflation fears remained in place and the conclusion to the election debacle failed to assuage investor anxiety as well. Performance numbers for thousands of mutual funds came as a rude awakening to those investors accustomed to annual returns of 20% or more. The Navellier Aggressive Small Cap Equity Portfolio was down 29.47% for the year compared to the Russell 2000 Growth** Index which also endured a tough year, down 22.43%. Although many investors may be disheartened by last year's performance, we want to reassure all investors that you are in good hands investing in our funds, because the secret to LONG-TERM success is investing in fundamentally superior stocks. At Navellier, we do extensive research on over 11,000 stocks in order to uncover an average of 30 to 35 of the best stocks to purchase for the individual portfolios.

    Most recently, the stock market is still benefiting from falling interest rates. However, in the interim, the stock market's focus will likely shift to corporate earnings. The consensus from the analyst community is that fourth quarter earnings will be up between 6% to 9% annually, compared to the same quarter one year earlier. The average stock in our portfolios could fare much better and continue to post annual earnings gains in excess of 100%. During the past four quarters, the average stock in the portfolios continues to post above average sales growth and earnings growth due to robust profit margin expansion. In fact, much of the earnings growth and earnings surprises that the stocks in the portfolios generate are attributable to profit margin expansion. Additionally, the portfolios are filled with "niche" companies with fat operating margins that dominate their respective businesses and have been less impacted by the broad economic slowdown.

    A skeptical investor might point out that past sales and earnings growth is irrelevant if a company warns Wall Street that its future sales and earnings growth are slowing down with the overall U.S. economy. The earnings warnings from many of the Nifty Fifty stocks+ that dominate the S&P 500** have had devastating consequences during the past few months. We have to admit that even though most of the stocks in the portfolios have been immune to these ominous earnings warnings, a few stocks in the portfolios fell victim in December to earnings warnings. However, overall, the analyst community remains very positive on the stocks in the portfolios and continues to revise its consensus earnings estimates higher for many of our stocks. Such positive analyst earnings upgrades are a very good omen.

    The harshest winter in more than a decade is a huge boom for all the energy-related stocks in the portfolios. As the Northeast and Midwest suffer from a near record snow pack, the folks in California continue suffering from soaring utility prices. The major utilities in California are near bankruptcy, due to the fact that they have been purchasing electricity significantly above the rates that the California Public Utility Commission (PUC) approved.

    The sputtering U.S. economy has many people concerned. There is no doubt that the first priority of the new Bush administration will be to get Congress to agree to a tax cut to stimulate the U.S. economy. Since both Democratic and Republican Congressional leaders are openly discussing tax cuts, we suspect that a revised tax reform package for the year 2001 will be passed by March in an attempt to stimulate the U.S. economy and prevent a recession.

    The debate about tax reform will eventually interfere with how much the Federal Reserve Board will cut key interest rates over the next several months. Fortunately, President Bush has appointed one of Federal Reserve Board Chairman Greenspan's friends as Treasury Secretary, so hopefully the proposed tax cuts will be coordinated and possibly endorsed by Alan Greenspan. Overall, between the Federal Reserve Board and the leaders in Congress, we suspect that a recession will be avoided and the U.S. economy will perk up in the next few months.

    In summary, historically the best time to invest in the stock market has been whenever the Federal Reserve Board begins to cut interest rates and the U.S. economy emerges out of a recession. Although we are expecting that many of our favorite stocks in the portfolios will be characterized by positive analyst earnings estimate changes, we are less optimistic on the earnings outlook for the overall stock market. The big problem looming for the stock market is that many of the large capitalization stocks that dominate the S&P 500** continue to be characterized by extremely weak earnings. This is also the time of year that small capitalization stocks often surge for seasonal reasons now that tax-loss selling season is over and trading volume typically rises in the beginning of the year. Good stock selection remains crucial, because we still anticipate that 90% of the money flowing into the stock market will chase less than 10% of the stocks. However, our goal is to select stocks in the portfolios that are fundamentally superior to the overall stock market in order to capture sustained annual earnings growth, despite the broad economic slowdown. Overall, much of the risk associated with our favorite stocks in the portfolios was depleted when the NASDAQ market retested its lows in December.

    Always feel free to contact us if you have any questions or if we can help you in any way. You may call us at 1.800.887.8671 or visit our web site at www.navellierperformancefunds.com, where we invite you to take advantage of our complimentary weekly market commentary service, "Fund Mail".

Sincerely,

/s/ LOUIS G. NAVELLIER                         /s/ ALAN ALPERS
LOUIS G. NAVELLIER                             ALAN ALPERS

THIS MATERIAL HAS BEEN PRECEDED BY A NAVELLIER PERFORMANCE FUNDS PROSPECTUS.

THE PRECEDING CHARTS AND PERFORMANCE NUMBERS ASSUME REINVESTMENT OF ALL DISTRIBUTIONS.

PLEASE BE AWARE THAT PAST PERFORMANCE IS NO INDICATION OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

**Indices

The Russell 2000 Index is an unmanaged index consisting of the smallest 2000 stocks in the Russell 3000 Index. It is considered representative of the small cap market in general.

The Russell 2000 Growth Index contains those Russell 2000 securities with a greater-than-average growth orientation.

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes.

The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000 Value Index contains those Russell 1000 securities with a less-than-average growth orientation.

The Russell 2000 Value Index contains those Russell 2000 securities with a less-than-average growth orientation.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The S&P 500 is an unmanaged index consisting of 500 large cap stocks. It is considered representative of the stock market as a whole.

The Nasdaq Composite Index includes more than 5,500 companies. The market-value-weighted index measures all Nasdaq domestic and non-U.S.-based common stocks listed on The Nasdaq Stock Market.

THESE INDICES ARE CONSIDERED REPRESENTATIVE OF PERTINENT MARKET SECTORS IN GENERAL. NONE ARE INVESTMENT PRODUCTS AVAILABLE FOR SALE.

+Nifty Fifty refers to the 50 large stocks most favored by institutional holders. Firms in the Nifty Fifty tend to be well established and usually have strong sustained earnings growth. The membership is constantly changing.

                                                 THE NAVELLIER PERFORMANCE FUNDS
-----------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
AGGRESSIVE SMALL CAP EQUITY PORTFOLIO

-----------------------------------------------------------------
                                                     MARKET VALUE
   SHARES                                                (NOTE 1)
-----------------------------------------------------------------
COMMON STOCKS -- 100.3%
AIRLINES -- 3.6%
   31,200  Frontier Airlines, Inc.*                  $   965,250
                                                     -----------
BANKING -- 1.6%
   10,200  Southwest Bancorporation of Texas, Inc.*      437,962
                                                     -----------
BUSINESS SERVICES -- 8.1%
   16,900  Avert, Inc.                                   223,925
   21,000  Learning Tree International*                1,039,500
   29,200  Tetra Tech, Inc.*                             930,750
                                                     -----------
                                                       2,194,175
                                                     -----------
CASINOS AND GAMING -- 1.5
   26,250  Shuffle Master, Inc.*                         416,719
                                                     -----------
COMPUTER EQUIPMENT, SOFTWARE AND
 SERVICES -- 19.3%
   15,000  BARRA, Inc.*                                  706,875
   14,000  Manhattan Associates, Inc.*                   596,750
   39,700  MapInfo Corp.*                              1,875,825
   18,700  Netegrity, Inc.*                            1,016,813
   27,900  Rainbow Technologies, Inc.*                   441,169
   49,700  3D Systems Corp.*                             602,612
                                                     -----------
                                                       5,240,044
                                                     -----------
CONSUMER ELECTRONICS -- 4.2%
   30,900  Harman International Industries, Inc.       1,127,850
                                                     -----------
EDUCATION -- 2.4%
   17,000  Corinthian Colleges, Inc.*                    644,938
                                                     -----------
ELECTRONIC COMPONENTS/EQUIPMENT -- 9.9%
    9,600  C&D Technologies, Inc.                        414,600
   13,850  Merix Corp.*                                  185,244
   18,800  Planar Systems Inc.*                          467,650
   17,700  Power-One, Inc.*                              695,831
   22,800  Technitrol, Inc.                              937,650
                                                     -----------
                                                       2,700,975
                                                     -----------
INDUSTRIAL MACHINERY -- 2.8%
   19,500  Lone Star Technologies, Inc.*                 750,750
                                                     -----------
INSTRUMENTS -- 4.0%
   32,400  Varian, Inc.*                               1,097,550
                                                     -----------
MANUFACTURING -- 6.9%
    8,800  Applied Films Corp.*                          179,850
   44,200  Concord Camera Corp.*                         729,300
   29,100  Direct Focus, Inc.*                           976,669
                                                     -----------
                                                       1,885,819
                                                     -----------
MEDICAL SPECIALTIES -- 6.1%
   26,000  Cerner Corporation*                         1,202,500
    4,400  Professional Detailing, Inc.*                 465,369
                                                     -----------
                                                       1,667,869
                                                     -----------

-----------------------------------------------------------------
                                                     MARKET VALUE
   SHARES                                                (NOTE 1)
-----------------------------------------------------------------
OIL AND GAS SERVICES -- 8.6%
   31,700  Patterson Energy, Inc.*                   $ 1,180,825
   33,150  Prima Energy Corp.                          1,160,250
                                                     -----------
                                                       2,341,075
                                                     -----------
SEMICONDUCTORS AND RELATED -- 4.0%
   13,400  Elantec Semiconductor, Inc.*                  371,850
   32,400  Oak Technology, Inc.*                         281,475
   23,300  Pericom Semiconductor Corp.*                  431,050
                                                     -----------
                                                       1,084,375
                                                     -----------
TELECOMMUNICATION EQUIPMENT -- 13.1%
   20,600  Anaren Microwave, Inc.*                     1,384,062
   20,700  Boston Communications Group, Inc.*            577,012
    8,200  Newport Corp.                                 644,597
   26,200  Tollgrade Communications, Inc.*               956,300
                                                     -----------
                                                       3,561,971
                                                     -----------
TRANSPORTATION -- 4.2%
   14,000  Forward Air Corp.*                            522,375
   16,200  Teekay Shipping Corp.                         615,600
                                                     -----------
                                                       1,137,975
                                                     -----------
TOTAL COMMON STOCKS
 (COST $27,236,440)                                   27,255,297
                                                     -----------
MONEY MARKET FUNDS -- 3.3%
  882,914  Fund for Government Investors
               (Cost $882,914)                           882,914
                                                     -----------
TOTAL INVESTMENTS -- 103.6%
 (COST $28,119,354)                                  $28,138,211
Liabilities in Excess of Other Assets -- (3.6)%
                                                        (969,972)
                                                     -----------
NET ASSETS -- 100.0%                                 $27,168,239
                                                     ===========
NET ASSETS CONSIST OF:
Paid-in Capital                                      $29,794,862
Accumulated Net Realized Loss on Investments
                                                      (2,645,480)
Net Unrealized Appreciation of Investments
                                                          18,857
                                                     -----------
NET ASSETS                                           $27,168,239
                                                     ===========
NET ASSET VALUE PER SHARE
  (Based on 2,212,143 Shares Outstanding)
                                                     $     12.28
                                                     ===========

--------------------------

* NON-INCOME PRODUCING

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                 THE NAVELLIER PERFORMANCE FUNDS
-----------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                AGGRESSIVE SMALL
                                                                   CAP EQUITY
                                                                   PORTFOLIO
                                                                ----------------
INVESTMENT INCOME
  Interest (Note 1).........................................      $    132,085
  Dividends (Note 1)........................................            19,956
                                                                  ------------
    Total Investment Income.................................           152,041
                                                                  ------------
EXPENSES
  Investment Advisory Fee (Note 2)..........................           326,985
  Administrative Fee (Note 2)...............................            97,317
  Distribution Plan Fees (Note 4)...........................            97,492
  Transfer Agent and Custodian Fee (Note 3).................            99,198
  Shareholder Reports and Notices...........................            50,745
  Registration Fees.........................................            21,587
  Audit Fees................................................            15,000
  Trustees' Fees and Expenses (Note 2)......................             2,812
  Other Expenses............................................            13,114
                                                                  ------------
    Total Expenses..........................................           724,250
    Less Expenses Reimbursed by Investment Adviser
     (Note 2)...............................................          (144,066)
                                                                  ------------
      Net Expenses..........................................           580,184
                                                                  ------------
NET INVESTMENT LOSS.........................................          (428,143)
                                                                  ------------

Net Realized Loss on Investment Transactions................        (1,654,811)
Change in Net Unrealized Appreciation of Investments........       (10,315,543)
                                                                  ------------
NET LOSS ON INVESTMENTS.....................................       (11,970,354)
                                                                  ------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........      $(12,398,497)
                                                                  ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                 THE NAVELLIER PERFORMANCE FUNDS
-----------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                          AGGRESSIVE SMALL CAP EQUITY
                                                   PORTFOLIO
                                              FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                          ----------------------------
                                              2000           1999
                                          -------------  -------------
FROM INVESTMENT ACTIVITIES
  Net Investment Loss...................  $   (428,143)  $   (458,755)
  Net Realized Gain (Loss) on Investment
    Transactions........................    (1,654,811)     7,084,090
  Change in Net Unrealized Appreciation
    of Investments......................   (10,315,543)     1,710,135
                                          ------------   ------------
    Net Increase (Decrease) in Net
      Assets Resulting from
      Operations........................   (12,398,497)     8,335,470
                                          ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS
  From Net Realized Gain................    (3,956,923)      (461,494)
                                          ------------   ------------
FROM SHARE TRANSACTIONS
  Net Proceeds from Sales of Shares.....    57,952,651     51,183,189
  Reinvestment of Distributions.........     3,832,947        446,173
  Cost of Shares Redeemed...............   (56,887,579)   (68,137,080)
                                          ------------   ------------
    Net Increase (Decrease) in Net
      Assets Resulting from
      Share Transactions................     4,898,019    (16,507,718)
                                          ------------   ------------
    TOTAL DECREASE IN NET ASSETS........   (11,457,401)    (8,633,742)
NET ASSETS -- Beginning of Year.........    38,625,640     47,259,382
                                          ------------   ------------
NET ASSETS -- End of Year...............  $ 27,168,239   $ 38,625,640
                                          ============   ============
SHARES
  Sold..................................     2,861,479      3,131,803
  Issued in Reinvestment of
    Distributions.......................       310,863         28,748
  Redeemed..............................    (2,866,456)    (4,209,380)
                                          ------------   ------------
    Net Increase (Decrease) in Shares...       305,886     (1,048,829)
                                          ============   ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                 THE NAVELLIER PERFORMANCE FUNDS
-----------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                   AGGRESSIVE SMALL CAP EQUITY
                                                                           PORTFOLIO*
                                                                FOR THE YEARS ENDED DECEMBER 31,
                                          -----------------------------------------------------------------------------
                                               2000             1999             1998            1997          1996
                                          ---------------  ---------------  ---------------  ------------  ------------
PER SHARE OPERATING PERFORMANCE:
  Net Asset Value -- Beginning of
    Year..............................        $20.26           $15.99           $16.00          $17.79        $15.41
                                             -------          -------          -------         -------      --------
  Income from Investment Operations:
    Net Investment Loss...............         (0.19)           (0.24)           (0.15)          (0.30)        (0.23)
    Net Realized and Unrealized Gain
      (Loss) on Investments...........         (5.77)            4.71             0.14            2.30(A)       2.61
                                             -------          -------          -------         -------      --------
      Total from Investment
        Operations....................         (5.96)            4.47            (0.01)           2.00          2.38
                                             -------          -------          -------         -------      --------
  Distributions to Shareholders:
    From Net Realized Gain............         (2.02)           (0.20)              --           (3.79)           --
                                             -------          -------          -------         -------      --------
  Net Increase (Decrease) in Net Asset
    Value.............................         (7.98)            4.27            (0.01)          (1.79)         2.38
                                             -------          -------          -------         -------      --------
  Net Asset Value -- End of Year......        $12.28           $20.26           $15.99          $16.00        $17.79
                                             =======          =======          =======         =======      ========

TOTAL INVESTMENT RETURN...............        (29.47)%          28.34%           (0.06)%         11.24%        15.44%

RATIOS TO AVERAGE NET ASSETS:
  Expenses After Reimbursement
    (Note 2).........................           1.49%            1.49%            1.63%           2.33%         1.75%
  Expenses Before Reimbursement
    (Note 2).........................           1.86%            1.85%            1.98%           2.62%         1.86%
  Net Investment Loss After
    Reimbursement (Note 2)...........          (1.10)%          (1.21)%          (0.79)%         (1.37)%       (1.33)%
  Net Investment Loss Before
    Reimbursement (Note 2)...........          (1.47)%          (1.57)%          (1.13)%         (1.64)%       (1.44)%

SUPPLEMENTARY DATA:
  Portfolio Turnover Rate.............           240%             240%             145%            184%          137%
  Net Assets at End of Year (in
    thousands)........................       $27,168          $38,626          $47,259         $72,879      $190,035
  Number of Shares Outstanding at End of
    Year (in thousands)...............         2,212            1,906            2,955           4,555        10,683

 * Financial Highlights include the performance of the Navellier Aggressive Small Cap Equity Portfolio, a series of the Navellier Series Fund, which reorganized on July 24, 1998, as a series of the Navellier Performance Funds.

 (A) The per share amount does not coincide with the net realized and unrealized loss for the year because of the timing of sales and redemptions of Fund shares and the amount of per share realized and unrealized gain and loss at such time.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                 THE NAVELLIER PERFORMANCE FUNDS
-----------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000

1. Significant Accounting Policies

    The Navellier Performance Funds (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, (the "Act") as an open-end investment company which offers its shares in a series of no-load non-diversified and diversified portfolios. The Fund's objective is to achieve long-term capital growth. The Fund is authorized to issue an unlimited number of shares of capital stock with no stated par value. The Fund currently consists of seven separate portfolios each with its own investment objectives and policies. These financial statements report on one of the seven portfolios: the Aggressive Small Cap Equity Portfolio (the "Portfolio"), a diversified open-end management company portfolio. Financial statements for the other six portfolios can be found in a separately printed report. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies which the Fund follows:

      (a) Listed securities are valued at the last sales price of the New York Stock Exchange and other major exchanges. Over-the-Counter securities are valued at the last sales price. If market quotations are not readily available, the Board of Trustees will value the Portfolio's securities in good faith. The Trustees will periodically review this method of valuation and recommend changes which may be necessary to assure that the Portfolio's instruments are valued at fair value.

      (b) Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is accrued on a daily basis. Dividend income is recorded on the ex-dividend date. Realized gain and loss from securities transactions are computed on an identified cost basis.

      (c) Dividends from net investment income, if any, are declared and paid annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Net capital gains, if any, are distributed annually.

      (d) The Portfolio intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

2. Investment Advisory Fees and Other Transactions with Affiliates

    Investment advisory services are provided by Navellier Management, Inc. (the "Adviser"). Effective May 1, 1998, under an agreement with the Adviser, the Portfolio pays a fee at the annual rate of 0.84% of its daily net assets. The Adviser receives an annual fee equal to 0.25% of the Portfolio's average daily net assets in connection with the rendering of services under the administrative services agreement and is reimbursed by the Portfolio for operating expenses incurred on behalf of the Portfolio. An officer and trustee of the Portfolio is also an officer and director of the Adviser.

    Under an agreement between the Portfolio and the Adviser related to payment of operating expenses, the Adviser has reserved the right to seek reimbursement for the past, present and future operating expenses of the Portfolio paid by the Adviser, at any time upon notice to the Portfolio. At December 31, 2000, the Adviser voluntarily agreed not to seek future reimbursement of all unreimbursed past expense incurred on behalf of the Portfolio. During the year ended
December 31, 2000, the Adviser paid operating expenses of $202,456 for the Portfolio. Under the operating expense agreement, the Adviser requested, and the Portfolio, reimbursed $58,390 of such expenses. Effective May 1, 1998, the Adviser agreed to limit the total normal expenses of the Portfolio to 1.49% of average annual net assets.

                                                 THE NAVELLIER PERFORMANCE FUNDS
-----------------------------------------------------------------

    Navellier Securities Corp. (the "Distributor") acts as the Portfolio's Distributor and is registered as a broker-dealer under the Securities and Exchange Act of 1934. The Distributor, which is the principal underwriter of the Portfolio's shares, renders its services to the Portfolio pursuant to a distribution agreement. An officer and trustee of the Portfolio is also an officer and director of the Distributor.

    The Portfolio pays each of its Trustees not affiliated with the Adviser $938 annually. For the year ended December 31, 2000, Trustees' fees and expenses for the Portfolio totaled $2,812.

3. Transfer Agent and Custodian

    Rushmore Trust and Savings, FSB ("Rushmore Trust"), provides transfer agency, dividend disbursing and other shareholder services to the Portfolio. In addition, Rushmore Trust serves as custodian of the Portfolio's assets. Fees paid to Rushmore Trust are based upon a fee schedule approved by the Board of Trustees.

4. Distribution Plan

    The Fund has adopted a Distribution Plan (the "Plan") pursuant to
Rule 12b-1 under the Act, whereby it reimburses the Distributor or others in an amount not to exceed 0.25% per annum of the average daily net assets of the Portfolio for expenses incurred in the promotion and distribution of shares of the Portfolio. These expenses include, but are not limited to, the printing of prospectuses, statements of additional information, and reports used for sales purposes, expenses of preparation of sales literature and related expenses (including Distributor personnel), advertisements and other distribution-related expenses, including a prorated portion of the Distributor's overhead expenses attributable to the distribution of shares. Such payments are made monthly. The 12b-1 fee includes, in addition to promotional activities, the amount the Portfolio may pay to the Distributor or others as a service fee to reimburse such parties for personal services provided to shareholders of the Portfolio and/or the maintenance of shareholder accounts. Such Rule 12b-1 fees are made pursuant to the Plan and distribution agreements entered into between such service providers and the Distributor or the Portfolio directly.

5. Income Tax and Other Information

    At December 31, 2000, the cost of the investment securities for Federal income tax purposes was $28,206,731. Net unrealized depreciation was $68,520 of which $3,152,335 related to appreciated investment securities and $3,220,855 related to depreciated investment securities.

    For the year ended December 31, 2000, purchases and sales (including maturities) of securities (excluding short-term securities) were $88,398,096 and $86,410,341, respectively.

    Permanent differences between tax and financial reporting of net investment income and net realized gain/loss are reclassified. As of December 31, 2000, a net investment loss of $428,143 was reclassified to paid-in capital.

6. Litigation

    The former Trustees of the Navellier Series Fund, which was merged into the Aggressive Small Cap Equity Portfolio (the "Portfolio") on July 24, 1998 have made a demand to be indemnified for their attorneys fees and costs which they claim to be approximately $4 million, in connection with a class action lawsuit filed against them by shareholders of the Portfolio. The current Trustees of the Navellier Performance Funds (the "Fund") and the legal counsel to the Fund do not believe the former Trustees have a valid claim. However, if such claim is determined by a court to be valid, only the assets of the Portfolio would be subject to such claim and not the assets of any other Portfolio to the Fund. However, even then, Navellier Management, Inc. ("NMI") has agreed that, if any such claim were determined to be valid, NMI, not the Portfolio, would pay such claim.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
THE NAVELLIER PERFORMANCE FUNDS
RENO, NEVADA

We have audited the accompanying statement of net assets of Navellier Aggressive Small Cap Equity Portfolio, a series of shares of The Navellier Performance Funds as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented for the year ended December 31, 1996 were audited by other auditors whose report dated January 31, 1997, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Navellier Aggressive Small Cap Equity Portfolio as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.

                                          [SIGNATURE]

                                          TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 13, 2001

                               NAVELLIER OFFICES:

                          ONE EAST LIBERTY THIRD FLOOR
                               RENO, NEVADA 89501
                              800-887-8671 P.S.T.

                          CUSTODIAN & TRANSFER AGENT:

                        RUSHMORE TRUST AND SAVINGS, FSB
                              4922 FAIRMONT AVENUE
                               BETHESDA, MD 20814
                              800-622-1386 E.S.T.